UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21471

Nuveen Tax-Advantaged Total Return Strategy Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report June 30, 2016

JTA
Nuveen Tax-Advantaged Total Return Strategy Fund

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready – no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or	www.nuveen.com/accountaccess If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, during certain periods financial markets were volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

The Fund features portfolio management by two affiliates of Nuveen Investments, Inc. The Fund’s investments in dividend-paying common and preferred stocks and call options written are managed by NWQ Investment Management Company, LLC (NWQ), while the Fund’s investments in senior corporate loans and other debt instruments are managed by Symphony Asset Management LLC (Symphony). James T. Stephenson, CFA, Managing Director of NWQ, along with Thomas J. Ray, CFA, and Susi Budiman, CFA, manage the NWQ portion of the Fund. The Symphony team is led by Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer.

Here the portfolio management team reviews their management strategies and the performance of the Fund for the six-month reporting period ended June 30, 2016.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2016?

The Fund is designed to seek a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. In an effort to achieve this, the Fund invests at least 60% in common stocks whose dividends may be eligible for favorable income tax treatment. The Fund also invests to a more limited extent in preferred stocks, which can range from a minimum of 5% to a maximum of 20%, that are eligible to pay tax-advantaged dividends, as well as 20% in senior loans and other debt instruments.

NWQ Key Strategies

For the common and preferred equity portion of the Fund’s portfolio, NWQ continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as what it thought were emerging catalysts that could unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets and/or a positive change in the underlying fundamentals. We also focused on downside risk management and paid a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offered a more objective picture of a company’s financial position than an evaluation based on earnings alone.

Within the global equity income strategy managed by NWQ, up to 70% of the Fund’s managed assets can be invested in non-U.S. issues of any currency, including up to 20% in emerging market countries. JTA’s investment objective is to achieve a high level of after-tax total return, consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund focuses on obtaining a dividend yield at least 100 bps above the MSCI World Index and employs a value based approach in our bottom up analysis. We look for attractive absolute valuation, positive risk/reward with downside risk management and catalysts that can drive a positive revaluation of our companies.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

For the global equity portion of the Fund’s portfolio, our global, value based strategy gives us plenty of opportunities to find not only attractive valuations, but high yields and a diversified portfolio. We currently are overweight European equities. We also believe the market underestimates the inherent operating leverage in many European companies due to the length of time they have had to rationalize their cost structures. All that is needed is some slightly positive growth to see meaningful advances in earnings.

Global financials also remain a target rich opportunity. Our focus is on companies with strong balance sheets on the cusp of returning significant amounts of cash to shareholders. While economic concerns and persistently stubborn low interest rates have weighed on the names, we feel the risk/reward is heavily skewed to the upside. Balance sheets are improved, riskier businesses have been exited and valuations remain low. We have found a variety of compelling opportunities across banks, insurance and services in numerous geographies.

For the preferred securities portion of the Fund’s portfolio, we review the specific characteristics of the preferred stocks available for investment and evaluate the effect on holding such an investment. These characteristics might include price, yield, issuer, rating, liquidity premium/discount and any other potential issues that can affect the value of the position. Additionally, because the preferred market is concentrated both by issuer and industry, attention is focused on the diversification of the Fund.

Symphony Key Strategies

In the senior loan and other debt portion of the Fund’s portfolio, Symphony continued to manage and monitor senior loan market risks. The overall macroeconomic backdrop during the reporting period remained supportive of the leveraged loan asset class. The Fund’s capital remained invested in issuers with strong credit profiles among non-investment grade debt, while offering attractive current income and yield. Fundamentally, Symphony feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

How did the Fund perform during this six-month reporting period ended June 30, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and ten-year periods ended June 30, 2016. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period ended June 30, 2016, the Fund’s common share at NAV underperformed its Blended Benchmark and the S&P 500® Index.

NWQ

The equity portion of the Fund’s portfolio, managed by NWQ, underperformed its Blended Benchmark given weakness in its financial holdings as the Brexit vote pressured holdings in large banks and insurance companies, which sold off as interest rates declined. We are certainly aware of the income statement pressure on financial companies in a low interest rate, low growth environment, but it appears that the market is layering on additional risk that would call many balance sheets into question. We simply disagree with this conclusion for the higher quality financial companies, many of which are in our portfolio. We believe capital ratios among these companies have never been stronger, cash flows can remain steady even in a downturn, and significant balance sheet strength can return capital to shareholders. Our underweight in the energy sector, which performed very well during the reporting period, also pressured the relative return. We have been defensive in this sector, holding only integrated companies given a lack of growth from emerging markets, which drove much of the incremental demand in the last decade and the supply response. We have had positive performance in the materials sector where several of our holdings have seen lower raw materials used and are generating strong returns. Positive stock selection in producer durables also contributed to performance. Geographically, the portfolio’s investments in Brazil, Japan, and the U.S. helped performance, while investments in Europe detracted. Our global, value based strategy gives us plenty of opportunities to find not only attractive valuations, but high yields and a diversified portfolio. The portfolio remains overweight European equities.

6	NUVEEN

Individual holdings that positively contributed to performance included Telefonica Brasil SA. Brazilian stocks, which had been battered by political turmoil as well as the sharp decline in emerging markets, rebounded during the reporting period. Also positively contributing to performance was Edison International. Edison International is the parent company of Southern California Edison, an electric utility that supplies power to 5 million customers in Southern California. The company’s stock rose following Great Britain’s decision to leave the European Union. Investors tend to flock to the utilities sector when longer-term interest rates are falling, because the companies tend to pay out a relatively high and stable dividend. The sector’s relative stability also makes it attractive to investors looking for a safe-haven during periods of market turmoil. Lastly, Cheniere Energy Partners Inc. contributed to performance. Cheniere Energy rose sharply after our purchase on expectations that its Sabine Pass LNG export terminal will commence operations shortly. Cheniere’s facilities have fixed fee contracts with investment grade global energy and utility companies. We purchased the stock believing the shares were trading at a massive discount to the intrinsic value of its fixed fee contracts. We sold our holdings in both Edison International and Cheniere Energy.

Positions that detracted from performance include Seagate Technology. The company designs, manufactures and markets hard disk drives for use in enterprise storage, servers, desktops and other consumer electronic devices. It also has a growing solid state drive and storage systems portfolio. Recent weak demand within PC markets dragged the stock price lower as earnings were expected to be negatively affected by lower volumes. However, we believe negative sentiment has already been priced into the share price and the company has other catalysts, which include growth in the enterprise space, deferring operating expenditure plans, and share buybacks, to offset recent weak stock performance. Also detracting from performance was Swiss bank UBS Group AG. The bank has recently traded in-line with other European banks, where fears of contagion have brought valuations down to levels not seen for several years. Additionally, disappointing first quarter 2016 earnings weighed negatively on UBS. We believe investors are currently misperceiving UBS’s characteristics and opportunities and we remain confident in the bank’s prospects over time. Lastly, Aviva PLC detracted from performance. Aviva PLC is a British multi-national insurance company headquartered in London. During the reporting period, the company came under pressure from fears of the impact of Brexit.

Our preferred stock holdings positively contributed to performance. Several holdings positively contributed including the preferred stock holdings of SLM Corporation and U.S. Bancorp and our convertible preferred holding of Wells Fargo & Company. The preferred stock of SLM Corporation which engages in the origination, servicing and administration of educational loans, rebounded during the reporting period. Wells Fargo & Company also contributed to performance. We initiated the busted convertible preferred when the security was offering an attractive pick up in yield versus the regular straight preferred. A busted convertible security refers to a situation when the underlying stock trades significantly below the conversion price and the bond acts more like a debt than equity. The convertible preferred stocks rallied further as the S&P U.S. Preferred Stock Index announced its inclusion of this security to its Index, prompting a flurry of preferred ETFs and other preferred players to add to their holdings. Lastly, U.S. Bancorp also positively contributed to performance. The position performed well as investors were looking for high quality, attractive yielding preferreds. U.S. Bancorp preferred was one of them that still offered attractive relative value.

Specific holdings that detracted were the preferred stock holdings Citizens Financial Group, Inc. and Everbank Financial Corporation. As analysts push back their expectations for when the Fed will increase interest rate coupled with the United Kingdom’s vote to leave the European Union, bank holdings have come under pressure. Although Citizen’s Financial Group, Inc. beat first quarter estimates, continuous decline in mortgage banking revenues and regulatory issues detracted from performance. While, Everbank Financial Corporation is still struggling to recover from significantly missing earnings estimates earlier in the reporting period.

The Fund also writes call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential. The effect on performance for the reporting period was negligible.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Symphony

The senior loan and other debt instruments portion of the Fund’s portfolio, managed by Symphony, contributed positively to total return performance during the reporting period. All our sectors positively contributed to performance, in particular the consumer discretionary and information technology sectors.

Communications Sales & Leasing, Inc., a real estate investment trust (REIT) that is engaged in the acquisition and construction of mission critical communications infrastructure, and is a leading provider of wireless infrastructure solutions for the communications industry, was the top contributor to performance. Also contributing to performance were the term loans of Univision Communications, Inc., a Spanish-language broadcaster and Clear Channel Communications, Inc. now known as iHeartMedia, Inc. iHeartMedia owns more than 850 full-power AM and FM radio stations in the U.S., making it the nation’s largest owner of radio stations. These loans and bonds performed well over the reporting period.

Specific loans that detracted from performance include positions in Millennium Laboratories Inc., a health care service company. Also detracting from performance was our consumer discretionary holding, Cumulus Media, Inc., a large broadcasting company. The company’s desire to enter into a deleveraging transaction with debt holders that would advantage the firm long-term, but was viewed as disadvantageous to current holders was frowned upon by market participants late in the reporting period and the loans experienced weakness. Lastly, Southcross Holdings Borrower L.P. loans detracted. The company declared bankruptcy in early April 2015, only to emerge from it two weeks later when one or more private equity firms infused capital into the company.

8	NUVEEN

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a negative impact on performance during this reporting period.

The Fund also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Fund uses through bank borrowings. The swap contracts impact on performance was negative during this reporting period.

As of June 30, 2016, the Fund’s percentages of leverage are as shown in the accompanying table.

JTA
Effective Leverage*	30.89%
Regulatory Leverage*	30.89%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2016	Draws	Paydowns	June 30, 2016	Average Balance Outstanding	Draws	Paydowns	August 25, 2016
$82,400,000	$250,000	$(6,000,000)	$76,650,000	$77,123,901	$ —	$ —	$76,650,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

NUVEEN	9

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2016, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. The Fund’s distribution level may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of 5/31/2016

	Per Share Distribution						Annualized Total Return on NAV
Inception Date	Quarterly	Monthly Equivalent	Monthly NII[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	1-Year	5-Year	YTD	YTD Distribution Rate on NAV[4]
1/2004	$0.2580	$0.0860	$0.0561	$0.0802	$1.0334	7.88%	(4.67)%	8.00%	1.95%	3.94%

[1]	NII is net investment income, which is expressed as a monthly amount using a six-month average.
[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

10	NUVEEN

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of 5/31/2016

	Current Quarter			Calendar YTD
	Estimated Source of Distribution			Estimated Per Share Amounts
Per Share Distribution	NII[1]	Realized Gains	Return of Capital[2]	Distributions[3]	NII[1]	Realized Gains	Return of Capital[2]
$0.2580	69.3%	15.5%	15.1%	$0.5160	$0.3577	$0.0802	$0.0781

[1]	NII is net investment income and is a projection through the end of the current calendar quarter based on most recent month-end data.
[2]	Return of Capital and may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the ROC may be characterized as ordinary income under federal tax law. The acutal tax characterization will be provided to shareholders on Form 1099-DIV shortly after claendar year-end.
[3]	Includes the most recent quarterly distribution declaration.

COMMON SHARE REPURCHASES

During August 2016 (subsequent to the close of this reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2016, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JTA
Common shares cumulatively repurchased and retired	122,745
Common shares authorized for repurchase	1,385,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2016, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JTA
Common share NAV	$12.39
Common share price	$11.28
Premium/(Discount) to NAV	(8.96)%
6-month average premium/(discount) to NAV	(12.00)%

NUVEEN	11

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Tax-Advantaged Total Return Strategy (JTA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JTA.

12	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	13

JTA

Nuveen Tax-Advantaged Total Return Strategy Fund

Performance Overview and Holding Summaries as of June 30, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JTA at Common Share NAV	(1.49)%	(5.86)%	7.86%	1.70%
JTA at Common Share Price	1.13%	(4.93)%	8.44%	1.73%
Blended Benchmark	4.31%	0.99%	8.13%	5.33%
S&P 500® Index	3.84%	3.99%	12.10%	7.42%

Average Annual Total Returns as of June 30, 20161

(including retained gain tax credit/refund)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JTA at Common Share NAV	(1.49)%	(5.86)%	7.86%	1.91%
JTA at Common Share Price	1.13%	(4.93)%	8.44%	1.95%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2015 or for the tax years ended prior to December 31, 2006.

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	92.8%
Convertible Preferred Securities	6.2%
$25 Par (or similar) Retail Preferred	7.6%
Variable Rate Senior Loan Interests	28.4%
Corporate Bonds	0.9%
$1,000 Par (or similar) Institutional Preferred	7.4%
Repurchase Agreements	6.6%
Other Assets Less Liabilities	(5.2)%
Net Assets Plus Borrowings	144.7%
Borrowings	(44.7)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AA	0.9%
A	0.8%
BBB	27.3%
BB or Lower	52.4%
N/R (not rated)	18.6%
Total	100%

Portfolio Composition

(% of total investments)2

Banks	10.5%
Pharmaceuticals	9.3%
Insurance	7.6%
Media	7.3%
Software	5.7%
Diversified Telecommunication Services	5.1%
Food Products	3.2%
Real Estate Investment Trust	2.9%
Diversified Financial Services	2.9%
Air Freight & Logistics	2.8%
Industrial Conglomerates	2.6%
Capital Markets	2.6%
Tobacco	2.2%
Oil, Gas & Consumable Fuels	2.2%
Chemicals	2.1%
Semiconductors & Semiconductor Equipment	1.9%
Communications Equipment	1.8%
Multi-Utilities	1.8%
Multiline Retail	1.7%
Other	19.4%
Repurchase Agreements	4.4%
Total	100%

Top Five Issuers

(% of total investments)2

Teva Pharmaceutical Industries Limited	2.9%
Oracle Corporation	2.7%
GlaxoSmithKline PLC	2.7%
Nippon Telegraph and Telephone Corporation	2.7%
Citigroup Inc.	2.6%

Country Allocation3

(% of total investments)2

United States	61.4%
United Kingdom	8.2%
Germany	7.2%
Switzerland	3.8%
Japan	3.4%
Israel	2.9%
Other	13.1%
Total	100%

2	Excluding investments in derivatives.
3	Includes 1.1% (as a percentage of net assets) in emerging market countries.

NUVEEN	15

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 22, 2016 for JTA; at this meeting the shareholders were asked to elect Board Members.

JTA
Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	11,837,954
Withhold	354,205
Total	12,192,159
Judith M. Stockdale
For	11,795,780
Withhold	396,379
Total	12,192,159
Carole E. Stone
For	11,814,303
Withhold	377,856
Total	12,192,159
Margaret L. Wolff
For	11,791,205
Withhold	400,954
Total	12,192,159

16	NUVEEN

JTA

Nuveen Tax-Advantaged Total Return Strategy Fund
Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 143.3% (95.6% of Total Investments)

	COMMON STOCKS – 92.8% (61.9% of Total Investments)

	Air Freight & Logistics – 4.2%

153,900	Deutsche Post AG, (2)	$4,335,746

26,900	United Parcel Service, Inc., Class B, (3), (4)	2,897,668
	Total Air Freight & Logistics	7,233,414

	Airlines – 0.6%

20,000	Copa Holdings SA, (3)	1,045,200

	Automobiles – 1.3%

36,800	Daimler AG, (2)	2,210,760

	Banks – 8.9%

73,700	CIT Group Inc., (3)	2,351,767
96,800	Citigroup Inc.	4,103,352
325,530	ING Groep N.V, (3)	3,362,725
46,500	JPMorgan Chase & Co.	2,889,510
52,100	Wells Fargo & Company	2,465,893
	Total Banks	15,173,247

	Biotechnology – 1.8%

51,200	AbbVie Inc.	3,169,792

	Capital Markets – 2.7%

181,900	Ares Capital Corporation	2,582,980
152,300	UBS Group AG, (2)	1,976,182
	Total Capital Markets	4,559,162

	Chemicals – 2.2%

24,700	Agrium Inc.	2,233,374
180,900	CVR Partners LP	1,477,953
	Total Chemicals	3,711,327

	Communications Equipment – 2.5%

85,600	Cisco Systems, Inc.	2,455,864
242,000	Ericsson, (3)	1,858,560
	Total Communications Equipment	4,314,424

	Diversified Financial Services – 3.7%

325,100	Challenger Limited, (2)	2,123,953
522,000	Deutsche Boerse AG, (2)	4,264,740
	Total Diversified Financial Services	6,388,693

	Diversified Telecommunication Services – 5.2%

146,000	Nippon Telegraph and Telephone Corporation, ADR	6,873,680
144,000	Telefonica Brasil SA	1,972,419
	Total Diversified Telecommunication Services	8,846,099

	Electric Utilities – 1.5%

819,200	EDP – Energias de Portugal, S.A., (2)	2,508,036

	Electrical Equipment – 1.0%

29,800	Eaton PLC, (3)	1,779,954

NUVEEN	17

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Food & Staples Retailing – 1.8%

31,400	CVS Health Corporation	$3,006,236

	Food Products – 2.3%

451,700	Orkla ASA	4,002,062

	Health Care Providers & Services – 0.0%

10,108	Millennium Health LLC, (5)	27,797

	Hotels, Restaurants & Leisure – 0.8%

24,100	Cedar Fair LP, (4)	1,393,462

	Household Durables – 1.1%

105,000	Sekisui House, Ltd., (2)	1,838,768

	Industrial Conglomerates – 3.5%

60,000	General Electric Company, (4)	1,888,800
107,800	Philips Electronics	2,688,532
13,900	Siemens AG, Sponsored ADR, (2)	1,426,434
	Total Industrial Conglomerates	6,003,766

	Insurance – 9.5%

215,700	Allinaz S.E, (2)	3,106,080
179,200	Aviva PLC	1,915,648
599,700	Legal & General Group PLC, (2)	1,535,289
201,500	Swiss Re AG, (2)	4,422,925
169,200	Unum Group, (3)	5,378,868
	Total Insurance	16,358,810

	Media – 8.3%

109,500	Interpublic Group of Companies, Inc., (3)	2,529,450
2,099	Metro-Goldwyn-Mayer, (2), (5)	163,197
99,200	National CineMedia, Inc., (3)	1,535,616
138,000	ProSiebenSat.1 Media AG, (2)	1,435,200
270,500	RTL Group SA, (2)	2,208,173
45,500	Time Warner Inc., (3)	3,346,070
3,958	Tribune Media Company	155,074
3,185	Tribune Media Company, (6)	—
989	tronc, Inc., (5)	13,648
69,200	Viacom Inc., Class B, (3)	2,869,724
	Total Media	14,256,152

	Multiline Retail – 1.8%

44,300	Target Corporation, (3)	3,093,026

	Multi-Utilities – 2.7%

211,200	Veolia Environment S.A., ADR, (2)	4,560,779

	Oil, Gas & Consumable Fuels – 2.7%

22,700	Phillips 66, (3)	1,801,018
9	Southcross Holdings Borrower LP, (5)	3,150
50,500	Suncor Energy, Inc.	1,400,365
30,000	Total SA, Sponsored ADR, (3)	1,443,000
	Total Oil, Gas & Consumable Fuels	4,647,533

	Pharmaceuticals – 8.6%

146,500	AstraZeneca PLC, (3)	4,422,835
159,200	GlaxoSmithKline PLC, (3)	6,899,728
103,400	Roche Holdings AG, Sponsored ADR, (2)	3,407,030
	Total Pharmaceuticals	14,729,593

18	NUVEEN

Shares	Description (1)			Value

	Real Estate Investment Trust – 2.6%

33,100	Apartment Investment & Management Company, Class A			$1,461,696
103,500	Paramount Group Inc.			1,649,790
86,500	PennyMac Mortgage Investment Trust			1,403,895
	Total Real Estate Investment Trust			4,515,381

	Semiconductors & Semiconductor Equipment – 1.3%

152,900	Infineon Technologies AG, (2)			2,213,441

	Software – 6.3%

74,400	Microsoft Corporation, (3), (4)			3,807,048
171,700	Oracle Corporation			7,027,682
	Total Software			10,834,730

	Technology Hardware, Storage & Peripherals – 0.6%

40,300	Seagate Technology, (3)			981,708

	Tobacco – 3.3%

52,500	Imperial Brands PLC, (2)			5,733,525
	Total Common Stocks (cost $149,646,586)			159,136,877

Shares	Description (1)	Coupon	Ratings (7)	Value

	CONVERTIBLE PREFERRED SECURITIES – 6.2% (4.2% of Total Investments)

	Banks – 0.3%

400	Wells Fargo & Company	7.500%	BBB	$519,680

	Diversified Telecommunication Services – 1.5%

28,025	Frontier Communications Corporation	11.125%	N/R	2,657,331

	Pharmaceuticals – 4.4%

8,990	Teva Pharmaceutical Industries Limited, (2)	7.000%	N/R	7,502,154
	Total Convertible Preferred Securities (cost $11,583,957)			10,679,165

Shares	Description (1)	Coupon	Ratings (7)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 7.6% (5.1% of Total Investments)

	Banks – 2.0%

12,020	Boston Private Financial Holdings Inc.	6.950%	N/R	$312,520
4,625	Cobank Agricultural Credit Bank, (2)	6.250%	BBB+	477,242
3,250	Cobank Agricultural Credit Bank, (2)	6.125%	BBB+	309,258
14,122	Fifth Third Bancorp.	6.625%	Baa3	428,320
7,700	First Republic Bank of San Francisco	7.000%	BBB–	217,525
4,450	HSBC Holdings PLC	8.000%	Baa1	118,059
15,000	Huntington BancShares Inc.	6.250%	Baa3	404,250
2,873	PNC Financial Services	6.125%	Baa2	87,023
14,544	Regions Financial Corporation	6.375%	BB	409,123
2,021	TCF Financial Corporation	7.500%	BB–	53,516
18,400	U.S. Bancorp.	6.500%	A3	566,720
1,300	Zions Bancorporation	7.900%	BB–	34,879
	Total Banks			3,418,435

	Capital Markets – 1.0%

11,400	Charles Schwab Corporation	6.000%	BBB	310,992
3,775	Charles Schwab Corporation	5.950%	BBB	101,321
19,750	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	476,765
24,175	Morgan Stanley	7.125%	Ba1	717,272
	Total Capital Markets			1,606,350

NUVEEN	19

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)	Coupon		Ratings (7)	Value

	Consumer Finance – 1.2%

9,200	Capital One Financial Corporation	6.700%		Baa3	$260,360
3,800	Discover Financial Services	6.500%		BB–	100,472
54,300	GMAC Capital Trust I	8.125%		B+	1,347,726
7,130	SLM Corporation, Series A	6.970%		Ba3	349,727
	Total Consumer Finance				2,058,285

	Diversified Financial Services – 0.1%

8,100	KKR Financial Holdings LLC	7.375%		BBB	223,155

	Electric Utilities – 0.4%

3,035	Alabama Power Company, (2)	6.500%		A3	82,419
1,300	Alabama Power Company, (2)	6.450%		A3	35,181
5,000	Gulf Power Company, (2)	6.450%		Baa1	515,571
	Total Electric Utilities				633,171

	Food Products – 0.4%

14,600	CHS Inc.	7.100%		N/R	424,860
11,205	CHS Inc.	6.750%		N/R	319,343
	Total Food Products				744,203

	Insurance – 1.8%

14,089	Allstate Corporation	6.750%		BBB–	396,605
13,300	Arch Capital Group Limited	6.750%		BBB+	352,982
4,000	Aspen Insurance Holdings Limited	7.401%		BBB–	100,400
19,210	Aspen Insurance Holdings Limited	7.250%		BBB–	506,184
13,193	Axis Capital Holdings Limited	6.875%		BBB	345,789
19,050	Endurance Specialty Holdings Limited	6.350%		BBB–	517,398
19,101	Maiden Holdings Limited	8.250%		BB	507,705
9,600	National General Holding Company	7.500%		N/R	244,800
6,035	National General Holding Company	7.500%		N/R	154,074
	Total Insurance				3,125,937

	Thrifts & Mortgage Finance – 0.5%

4,631	Astoria Financial Corporation	6.500%		Ba2	122,907
3,900	Everbank Financial Corporation	6.750%		N/R	100,151
25,037	Federal Agricultural Mortgage Corporation	6.875%		N/R	677,500
	Total Thrifts & Mortgage Finance				900,558

	Wireless Telecommunication Services – 0.2%

12,245	United States Cellular Corporation	7.250%		Ba1	323,880
	Total $25 Par (or similar) Retail Preferred Securities (cost $12,104,010)				13,033,974

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (7)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 28.4% (18.9% of Total Investments) (8)

	Aerospace & Defense – 1.2%

$610	B/E Aerospace, Inc., Term Loan B	3.750%	12/16/21	N/R	$613,096
1,000	Leidos Holdings, Inc., Term Loan B, (WI/DD)	TBD	TBD	BBB–	1,000,625
237	Transdigm, Inc., Delayed Draw, Tranche F, Term Loan	3.750%	6/09/23	Ba2	234,400
263	Transdigm, Inc., Term Loan F	3.750%	6/09/23	Ba2	260,444
2,110	Total Aerospace & Defense				2,108,565

	Airlines – 0.3%
483	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB	483,505

	Automobiles – 1.0%

574	Chrysler Group LLC, Term Loan B	3.500%	5/24/17	BBB–	574,330
1,114	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	1,076,051
1,688	Total Automobiles				1,650,381

20	NUVEEN

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (7)	Value

	Building Products – 0.2%

$293	Gates Global LLC, Term Loan	4.250%	7/06/20	B+	$279,739

	Capital Markets – 0.3%

488	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	486,326

	Chemicals – 1.1%
199	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB+	199,869
781	Univar, Inc., Term Loan B, First Lien	4.250%	7/01/22	BB–	772,953
840	US Coatings Acquisition, Term Loan B	3.750%	2/01/20	BB+	839,828
1,820	Total Chemicals				1,812,650

	Commercial Services & Supplies – 0.6%

1,000	West Corporation, Term Loan B12, (WI/DD)	TBD	TBD	BB	998,750

	Communications Equipment – 0.2%

269	Commscope, Inc., Term Loan B, First Lien	3.750%	12/29/22	Ba1	269,348

	Consumer Finance – 0.6%

1,000	First Data Corporation, Term Loan B, First Lien	4.452%	3/24/21	BB	998,378

	Containers & Packaging – 1.1%
451	Berry Plastics Holding Corporation, Term Loan H	3.750%	10/01/22	BB	448,593
1,527	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.500%	12/01/18	B+	1,529,104
1,978	Total Containers & Packaging				1,977,697

	Diversified Consumer Services – 0.6%
556	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB	556,963
451	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB	451,517
1,007	Total Diversified Consumer Services				1,008,480

	Diversified Financial Services – 0.4%

748	MGM Growth Properties, Term Loan B	4.000%	4/25/23	BB	750,580

	Diversified Telecommunication Services – 0.9%
148	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	B1	134,394
1,000	Verizon Communications, Inc., Term Loan, (WI/DD)	TBD	TBD	N/R	1,000,000
340	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	339,496
1,488	Total Diversified Telecommunication Services				1,473,890

	Energy Equipment & Services – 0.0%

150	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	CCC+	58,946

	Food & Staples Retailing – 0.5%

871	Albertson’s LLC, Repriced Term Loan B4	4.500%	8/25/21	BB	871,433

	Food Products – 0.8%
821	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	BB	822,606
588	US Foods, Inc., Term Loan B, (WI/DD)	TBD	TBD	B+	586,524
1,409	Total Food Products				1,409,130

	Health Care Equipment & Supplies – 1.1%
1,434	Acelity, Term Loan F	5.000%	8/03/18	Ba3	1,429,916
429	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	424,873
1,863	Total Health Care Equipment & Supplies				1,854,789

	Health Care Providers & Services – 1.9%
259	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	252,474
518	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	505,983
815	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	817,314
478	Drumm Investors LLC, Term Loan	9.500%	5/04/18	B	467,659
57	HCA, Inc., Term Loan B6, First Lien	3.710%	3/17/23	BBB–	57,076

NUVEEN	21

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (7)	Value

	Health Care Providers & Services (continued)
$973	HCA, Inc., Tranche B4, Term Loan	3.381%	5/01/18	BBB–	$974,600
344	Millennium Laboratories, Inc., Term Loan B, First Lien	7.500%	12/21/20	B–	252,605
3,444	Total Health Care Providers & Services				3,327,711

	Hotels, Restaurants & Leisure – 1.5%
1,042	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	1,041,480
1,146	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB	1,105,649
500	YUM Brands, Term Loan B	3.192%	6/02/23	BBB–	501,719
2,688	Total Hotels, Restaurants & Leisure				2,648,848

	Household Products – 0.2%

380	Spectrum Brands, Inc., Term Loan	3.507%	6/23/22	BBB–	381,051

	Independent Power & Renewable Electricity Producers – 0.3%

500	Dynegy, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB	493,625

	Internet & Catalog Retail – 0.3%

492	Travelport LLC, Term Loan B	5.000%	9/02/21	B+	489,402

	Internet Software & Services – 0.4%

823	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	755,026

	IT Services – 0.7%
728	Vantiv, Inc., Term Loan B	3.500%	6/13/21	BBB–	730,036
500	WEX, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB–	498,750
1,228	Total IT Services				1,228,786

	Leisure Products – 0.4%

681	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	659,946

	Machinery – 0.3%

462	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	458,571

	Media – 2.6%
496	Cequel Communications LLC, Extended Term Loan	4.250%	12/14/22	BB–	495,935
485	Charter Communications Operating Holdings LLC, Term Loan E	3.000%	7/01/20	BBB	482,802
747	Clear Channel Communications, Inc., Tranche D, Term Loan	7.210%	1/30/19	Caa1	549,239
92	Clear Channel Communications, Inc., Term Loan E	7.960%	7/30/19	Caa1	67,759
690	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B3	487,271
292	Media General, Inc., Term Loan B	4.000%	7/31/20	BB+	291,864
546	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.500%	8/14/20	B	526,456
1,512	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	1,504,730
4,860	Total Media				4,406,056

	Multiline Retail – 0.7%
494	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	487,578
524	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BBB	524,558
240	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB	240,336
1,258	Total Multiline Retail				1,252,472

	Oil, Gas & Consumable Fuels – 0.6%
500	Energy Transfer Equity L.P., Term Loan, First Lien	3.250%	12/02/19	BB+	484,500
205	Fieldwood Energy LLC, Term Loan, First Lien, (DD1)	0.000%	8/31/20	B–	171,400
139	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	CCC–	39,550
353	Fieldwood Energy LLC, Term Loan, Second Lien, (DD1)	8.375%	9/30/20	N/R	189,041
191	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	CCC+	114,724
8	Southcross Holdings Borrower L.P., Term Loan B, First Lien	3.500%	4/13/23	CCC+	7,140
1,396	Total Oil, Gas & Consumable Fuels				1,006,355

22	NUVEEN

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (7)	Value

	Pharmaceuticals – 0.9%
$419	Endo Health Solutions, Inc., Term Loan B	3.750%	9/26/22	BB	$413,376
232	Quintiles Transnational Corp., Term Loan B	3.250%	5/06/22	BBB–	232,189
964	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan E	4.750%	8/05/20	N/R	936,742
1,615	Total Pharmaceuticals				1,582,307

	Professional Services – 0.1%

179	Nielsen Finance LLC, Dollar Term Loan B2	3.446%	4/15/21	BBB	179,785

	Real Estate Investment Trust – 0.3%

542	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BB+	536,801

	Semiconductors & Semiconductor Equipment – 1.6%
1,496	Avago Technologies, Term Loan B, First Lien	4.250%	2/01/23	BBB	1,498,017
533	NXP Semiconductor LLC, Term Loan B, First Lien	3.750%	12/07/20	Baa2	534,950
719	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	Baa2	719,616
2,748	Total Semiconductors & Semiconductor Equipment				2,752,583

	Software – 2.2%
471	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	421,093
789	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B2	781,356
949	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	949,392
751	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	BB	733,111
720	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.000%	7/08/22	BB	720,470
98	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.000%	7/08/22	BB	98,585
3,778	Total Software				3,704,007

	Specialty Retail – 1.1%
559	Burlington Coat Factory Warehouse Corporation, Term Loan B3	4.250%	8/13/21	BB	558,780
947	Petco Animal Supplies, Inc. Term Loan B1	5.000%	1/26/23	B1	945,871
446	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	444,412
1,952	Total Specialty Retail				1,949,063

	Technology Hardware, Storage & Peripherals – 1.1%

817	Dell International LLC, Term Loan B, (WI/DD)	TBD	TBD	BBB–	816,366
1,000	Western Digital Inc., Term Loan B, First Lien	6.250%	4/29/23	BBB–	1,005,626
1,817	Total Technology Hardware, Storage & Peripherals				1,821,992

	Wireless Telecommunication Services – 0.3%
447	T-Mobile USA, Term Loan B	3.500%	11/09/22	BBB–	449,744
$49,955	Total Variable Rate Senior Loan Interests (cost $49,722,544)				48,576,718

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (7)	Value

	CORPORATE BONDS – 0.9% (0.6% of Total Investments)

	Banks – 0.9%

$475	Bank of America Corporation	6.250%	3/05/65	BB+	$482,410
25	Bank of America Corporation	6.300%	3/10/66	BB+	26,469
250	Citigroup Inc.	5.950%	12/31/49	BB+	244,375
150	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	165,188
525	M&T Bank Corporation	6.450%	12/31/49	Baa2	563,062
1,425	Total Banks				1,481,504

	Media – 0.0%

133	Clear Channel Communications, Inc.	9.000%	12/15/19	Caa1	101,080
$1,558	Total Corporate Bonds (cost $1,553,691)				1,582,584

NUVEEN	23

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (7)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 7.4% (4.9% of Total Investments)

	Banks – 3.7%

$1,929	Bank of America Corporation	6.500%	N/A (10)	BB+	$2,054,385
100	Citigroup Inc.	6.250%	N/A (10)	BB+	103,000
1,938	Citigroup Inc.	5.950%	N/A (10)	BB+	1,888,145
450	Citigroup Inc.	5.800%	N/A (10)	BB+	434,813
200	Citizens Financial Group Inc.	5.500%	N/A (10)	BB+	191,740
50	Cobank Agricultural Credit Bank	6.250%	N/A (10)	BBB+	52,801
250	JPMorgan Chase & Company	6.100%	N/A (10)	BBB–	257,813
200	JPMorgan Chase & Company	7.900%	N/A (10)	BBB–	204,000
500	PNC Financial Services Inc.	6.750%	N/A (10)	Baa2	558,075
450	SunTrust Bank Inc.	5.625%	N/A (10)	Baa3	452,250
225	Zions Bancorporation	7.200%	N/A (10)	BB–	230,344
6,292	Total Banks				6,427,366

	Capital Markets – 0.1%

100	Morgan Stanley	5.550%	N/A (10)	Ba1	99,060

	Consumer Finance – 0.4%

275	American Express Company	5.200%	N/A (10)	Baa2	266,337
400	Capital One Financial Corporation	5.550%	N/A (10)	Baa3	395,000
675	Total Consumer Finance				661,337

	Food Products – 1.2%

715	Land O’ Lakes Incorporated, 144A	8.000%	N/A (10)	BB	731,087
1,371	Land O’ Lakes Incorporated, 144A	8.000%	N/A (10)	BB	1,401,847
2,086	Total Food Products				2,132,934

	Industrial Conglomerates – 0.5%

740	General Electric Company	5.000%	N/A (10)	AA–	786,250

	Real Estate Investment Trust – 1.5%
2,367	Wells Fargo & Company, (4)	5.875%	N/A (10)	BBB	2,523,814
$12,260	Total $1,000 Par (or similar) Institutional Preferred (cost $12,320,715)				12,630,761
	Total Long-Term Investments (cost $236,931,503)				245,640,079

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 6.6% (4.4% of Total Investments)

	REPURCHASE AGREEMENTS – 6.6% (4.4% of Total Investments)

$5,296	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $5,295,580, collateralized by $5,275,000 U.S. Treasury Notes, 1.500%, due 11/30/19, value $5,401,822	0.030%	7/01/16		$5,295,576

6,075	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $6,075,499, collateralized by $5,610,000 U.S. Treasury Notes, 2.750%, due 11/15/23, value $6,199,050	0.030%	7/01/16		6,075,494
$11,371	Total Short-Term Investments (cost $11,371,070)				11,371,070
	Total Investments (cost $248,302,573) – 149.9%				257,011,149
	Borrowings – (44.7)% (11), (12)				(76,650,000)
	Other Assets Less Liabilities – (5.2)% (13)				(8,905,519)
	Net Assets Applicable to Common Shares – 100%				$171,455,630

24	NUVEEN

Investments in Derivatives as of June 30, 2016

Options Written

Number of Contracts	Description	Notional Amount (14)	Expiration Date	Strike Price	Value
(310)	Interpublic Group of Companies, Inc.	$(775,000)	7/15/16	$25.0	$(4,650)
(570)	National CineMedia, Inc.	(997,500)	12/16/16	17.5	(19,950)
(880)	Total Options Written (premiums received $25,234)	$(1,772,500)			$(24,600)

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (15)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$18,475,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	1/03/17	12/01/18	12/01/20	$(540,136)	$(713,909)
JPMorgan Chase Bank, N.A.	18,475,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	1/03/17	12/01/20	12/01/22	(1,044,581)	(1,294,904)
	$36,950,000								$(1,584,717)	$(2,008,813)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, Investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, is hypothecated as described in Note 9 – Borrowing Arrangements. The total value of investments hypothecated as of the end of the reporting period was $45,514,162.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(8)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

(10)	Perpetual security. Maturity date is not applicable.

(11)	Borrowings as a percentage of Total Investments is 29.8%.

(12)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $169,956,238 have been pledged as collateral for Borrowings.

(13)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(14)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(15)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

NUVEEN	25

Statement of Assets and Liabilities	June 30, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $236,931,503)	$245,640,079
Short-term investments, at value (cost approximates value)	11,371,070
Cash	914,010
Interest rate swaps premiums paid	424,096
Receivable for:
Dividends	539,347
Interest	311,682
Investments sold	1,364,457
Reclaims	230,660
Other assets	45,003
Total assets	260,840,404
Liabilities
Borrowings	76,650,000
Options written, at value (premiums received $25,234)	24,600
Unrealized depreciation on interest rate swaps	2,008,813
Payable for:
Dividends	3,450,262
Investments purchased	6,928,720
Accrued expenses:
Interest on borrowings	4,688
Management fees	178,068
Trustees fees	41,432
Other	98,191
Total liabilities	89,384,774
Net assets applicable to common shares	$171,455,630
Common shares outstanding	13,843,146
Net asset value (“NAV”) per common share outstanding	$12.39
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$138,431
Paid-in surplus	210,840,394
Undistributed (Over-distribution of) net investment income	(2,490,521)
Accumulated net realized gain (loss)	(43,741,712)
Net unrealized appreciation (depreciation)	6,709,038
Net assets applicable to common shares	$171,455,630
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

26	NUVEEN

Statement of Operations	Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $337,132)	$4,767,792
Interest	1,450,352
Other income	21,127
Total investment income	6,239,271
Expenses
Management fees	1,075,808
Interest expense on borrowings	449,284
Custodian fees	58,820
Trustees fees	3,529
Professional fees	21,490
Shareholder reporting expenses	25,600
Shareholder servicing agent fees	368
Stock exchange listing fees	3,895
Investor relations expenses	23,727
Other expenses	8,962
Total expenses	1,671,483
Net investment income (loss)	4,567,788
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,905,540
Options written	213,116
Swaps	(22,179)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(8,056,567)
Options written	(82,455)
Swaps	(1,280,292)
Net realized and unrealized gain (loss)	(7,322,837)
Net increase (decrease) in net assets applicable to common shares from operations	$(2,755,049)

See accompanying notes to financial statements.

NUVEEN	27

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 6/30/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$4,567,788	$6,564,381
Net realized gain (loss) from:
Investments and foreign currency	1,905,540	22,119,284
Options written	213,116	295,386
Swaps	(22,179)	(3,788)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(8,056,567)	(31,082,236)
Options written	(82,455)	95,815
Swaps	(1,280,292)	(828,755)
Net increase (decrease) in net assets applicable to common shares from operations	(2,755,049)	(2,839,913)
Distributions to Common Shareholders
From and in excess of net investment income	(7,143,063)	—
From net investment income	—	(15,061,343)
Decrease in net assets applicable to common shares from distributions to common shareholders	(7,143,063)	(15,061,343)
Net increase (decrease) in net assets applicable to common shares	(9,898,112)	(17,901,256)
Net assets applicable to common shares at the beginning of period	181,353,742	199,254,998
Net assets applicable to common shares at the end of period	$171,455,630	$181,353,742
Undistributed (Over-distribution of) net investment income at the end of period	$(2,490,521)	$84,754

See accompanying notes to financial statements.

28	NUVEEN

Statement of Cash Flows	Six Months Ended June 30, 2016 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(2,755,049)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(58,320,260)
Proceeds from sales and maturities of investments	66,325,939
Proceeds from (Purchases of) short-term investments, net	(8,550,087)
Proceeds from (Payments for) swap contracts, net	(22,179)
Premiums received (paid) for interest rate swaps	(203,217)
Premiums received for options written	87,506
Cash paid for terminated options written	(6,395)
Capital gain and return of capital distributions from investments	4,222
Amortization (Accretion) of premiums and discounts, net	59,739
(Increase) Decrease in:
Receivable for dividends	(84,369)
Receivable for interest	(32,458)
Receivable for investments sold	2,983,689
Receivable for reclaims	(118,569)
Other assets	(1,457)
Increase (Decrease) in:
Payable for investments purchased	4,513,268
Accrued management fees	(17,294)
Accrued interest on borrowings	(269)
Accrued Trustees fees	(1,189)
Accrued other expenses	5,076
Net realized (gain) loss from:
Investments and foreign currency	(1,905,540)
Options written	(213,116)
Swaps	22,179
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	8,056,567
Options written	82,455
Swaps	1,280,292
Net cash provided by (used in) operating activities	11,189,484
Cash Flows from Financing Activities:
Proceeds from borrowings	250,000
Repayments of borrowings	(6,000,000)
Increase (Decrease) in cash overdraft	(832,673)
Cash distributions paid to common shareholders	(3,692,801)
Net cash provided by (used in) financing activities	(10,275,474)
Net Increase (Decrease) in Cash	914,010
Cash at the beginning of period	—
Cash at the end of period	$914,010

Supplemental Disclosures of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$449,553

See accompanying notes to financial statements.

NUVEEN	29

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders					Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2016(f)	$13.10	$0.33	$(0.52)	$(0.19)	$(0.52	)***	$—	$—	$(0.52)	$—		$12.39	$11.28
2015	14.39	0.47	(0.67)	(0.20)	(1.09)		—	—	(1.09)	—		13.10	11.67
2014	14.71	0.49	0.22	0.71	(1.03)		—	—	(1.03)	—		14.39	13.29
2013	11.67	0.34	3.63	3.97	(0.87)		—	(0.06)	(0.93)	—		14.71	14.10
2012	10.97	0.37	1.21	1.58	(0.48)		—	(0.40)	(0.88)	—	*	11.67	10.51
2011	12.34	0.36	(0.83)	(0.47)	(0.40)		—	(0.50)	(0.90)	—	*	10.97	9.56

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2016(f)	$76,650	$3,237
2015	82,400	3,201
2014	89,400	3,229
2013	85,000	3,394
2012	67,900	3,377
2011	67,900	3,237

30	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(1.49)%	1.13%	$171,456	1.94	%**	5.30	%**	N/A	N/A	24%
(1.49)	(4.17)	181,354	1.87		3.34		N/A	N/A	49
4.91	1.44	199,255	1.85		3.35		N/A	N/A	34
34.97	44.22	203,528	1.87		2.55		N/A	N/A	39
14.54	19.31	161,395	2.00		3.11		1.99%	3.12%	37
(3.87)	(7.48)	151,890	1.85		2.96		1.73	3.08	56

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 9 –Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2016(f)	0.52	%**
2015	0.47
2014	0.45
2013	0.49
2012	0.58
2011	0.48

(d)	After expense reimbursement from the Adviser, where applicable. As of January 31, 2012, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended June 30, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.
***	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2016 (as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders).
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

NUVEEN	31

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Tax-Advantaged Total Return Strategy Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JTA.” The Fund was organized as a Massachusetts business trust on October 1, 2003.

The end of the reporting period for the Fund is June 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”) and Symphony Asset Management LLC (“Symphony”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”), each an affiliate of Nuveen. NWQ manages the portion of the Fund’s investment portfolio allocated to dividend-paying common and preferred stocks, including American Depositary Receipts (“ADRs”) and the Fund’s options strategy. Symphony manages the portion of the Fund’s investment portfolio allocated to senior loans and other debt instruments. The Adviser is responsible for managing the Fund’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund invests at least 60% of the Fund’s managed assets in tax-advantaged income-producing equity securities, including dividend received deduction (DRD) preferred securities. The Fund also invests 15% to 25% in senior loans and other debt instruments, as well as 5% to 15% in preferred stocks that are eligible to pay tax-advantage dividends.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in it’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$5,518,229

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees are a component of “Interest income” on the Statement of Operations, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 9 – Borrowing Arrangements, Rehypothecation.

32	NUVEEN

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Overdistribution of) net investment income” as of June 30, 2016, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of June 30, 2016, reflect an over-distribution of net investment income.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain ADRs held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading

34	NUVEEN

has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$109,666,619	$49,470,258	**	$—	***	$159,136,877
Convertible Preferred Securities	3,177,011	7,502,154	**	—		10,679,165
$25 Par (or similar) Retail Preferred	11,614,303	1,419,671	**	—		13,033,974
Variable Rate Senior Loan Interests	—	48,576,718		—		48,576,718
Corporate Bonds	—	1,582,584		—		1,582,584
$1,000 Par (or similar) Institutional Preferred	—	12,630,761		—		12,630,761

Short-Term Investments:
Repurchase Agreements	—	11,371,070		—		11,371,070

Investments in Derivatives:
Options Written	(24,600)	—		—		(24,600)
Interest Rate Swaps****	—	(2,008,813)		—		(2,008,813)
Total	$124,433,333	$130,544,403		$—		$254,977,736
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Value equals zero as of the end of the reporting period. Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Common Stocks	$1,972,419	$—	$—	$(1,972,419)	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)

analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$21,151,540	8.2%
Germany	18,585,624	7.2
Switzerland	9,806,137	3.8
Japan	8,712,448	3.4
Israel	7,502,155	2.9
Other	33,548,033	13.1
Total non-U.S. securities	$99,305,937	38.6%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

36	NUVEEN

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$11,371,070	$(11,371,070)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund continued to write call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(3,129,083)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options	—	$—	Options written, at value	$(24,600)

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$213,116	$(82,455)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to use interest rate swap contracts to partially fix its interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$36,950,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

38	NUVEEN

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(2,008,813)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$ —	$(2,008,813)	$—	$(2,008,813)	$1,392,028		$(616,785)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(22,179)	$(1,280,292)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

The Fund did not have any transactions in common shares during current and prior fiscal periods.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

Purchases	$58,320,260
Sales and maturities	66,325,939

NUVEEN	39

Notes to Financial Statements (Unaudited) (continued)

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1,117	$157,239
Options written	1,449	87,506
Options terminated in closing purchase transactions	(278)	(33,348)
Options exercised	(220)	(21,018)
Options expired	(1,188)	(165,145)
Options outstanding, end of period	880	$25,234

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$249,921,239
Gross unrealized:
Appreciation	$23,282,283
Depreciation	(16,192,373)
Net unrealized appreciation (depreciation) of investments	$7,089,910

Permanent differences, primarily due to foreign currency transactions, tax basis earnings and profits adjustments, treatment of notional principal contracts, complex securities character adjustments and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2015, the Fund’s last tax year end, as follows:
Paid-in surplus	$(8,428,902)
Undistributed (Over-distribution of) net investment income	8,532,851
Accumulated net realized gain (loss)	(103,949)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—
The tax character of distributions paid during the Fund’s last tax year ended December 31, 2015 was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$15,061,343
Distributions from net long-term capital gains	—
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

40	NUVEEN

As of December 31, 2015, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Expiration:
December 31, 2016	$12,047,340
December 31, 2017	32,157,951
Not subject to expiration	—
Total	$44,205,291

During the Fund’s last tax year ended December 31, 2015, the Fund utilized $22,056,497 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets”. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2016, the complex-level fee for the Fund was 0.1614%.

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

NUVEEN	41

Notes to Financial Statements (Unaudited) (continued)

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Borrowings

The Fund has entered into borrowing arrangements as a means of leverage.

The Fund has a $87.4 million (maximum commitment amount) prime brokerage facility (“Borrowings”) with BNP Paribas Prime Brokerage, Inc. (“BNP”). During May 2016, the maximum commitment amount increased from $82.4 million to $87.4 million. As of the end of the reporting period, the outstanding balance on these Borrowings was $76.7 million.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amount borrowed and 0.50% per annum on the undrawn balance. The Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $77.1 million and 1.17%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Adviser entered into a Rehypothecation Side Letter (“Side Letter”) with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totalling $45,514,162. During the current fiscal period the Fund earned Rehypothecation Fees of $21,127, which is recognized as “Other income” on the Statement of Operations.

42	NUVEEN

Additional

Fund Information

Board of Trustees
William Adams IV*	Margo Cook**	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner***
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member effective July 1, 2016.
***	Effective July 1, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JTA
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

NUVEEN	43

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Blended Benchmark: A blended return comprised of: 1) 56% of the return of the Russell 3000® Value Index, which measures the performance of those Russell 3000® Index companies with lower price-to book ratios and lower forecasted growth values, 2) 16% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 8% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 20% of the return of the Credit Suisse First Boston (CSFB) Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

44	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	45

Annual Investment

Management Agreement Approval Process

The Board of Trustees of the Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-advisers to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between (a) the Adviser and NWQ Investment Management Company, LLC (“NWQ”) and (b) the Adviser and Symphony Asset Management LLC (“Symphony” and, together with NWQ, the “Sub-Advisers”). Following the initial term upon the Fund’s commencement of operations, the Board reviews the Investment Management Agreement and Sub-Advisory Agreements and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Fund including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Fund. The Board also seeks to meet with each Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Advisers (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratio of the Fund, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Fund and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Fund’s investment performance and consider an analysis by the Adviser of each Sub-Adviser examining, among other things, the applicable team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

46	NUVEEN

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management, and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser’s continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms and pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things, provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts. The Board also considered the quality and breadth of Nuveen’s investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.

NUVEEN	47

Annual Investment Management Agreement Approval Process (continued)

As noted, the Adviser also oversees the Sub-Advisers who primarily provide the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Advisers and managing the sub-advisory relationships. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to a recognized and/or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016. The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including the Fund. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The

48	NUVEEN

Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser(s) manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one- and five-year periods and the first quartile in the three-year period. The Board, however, noted that the Performance Peer Group was classified as low in relevancy. The Board also noted that, although the Fund underperformed its blended benchmark in the one-year period, it outperformed such benchmark in the three- and five-year periods. The Board determined that the Fund’s performance had been satisfactory.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were slightly higher than the peer averages. They considered that the slightly higher net expense ratio was generally due to a shift in the peer group average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include separately managed accounts

NUVEEN	49

Annual Investment Management Agreement Approval Process (continued)

(such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had two affiliated sub-advisers. With respect to affiliated sub-advisers, including the Sub-Advisers, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. With respect to Symphony, such other clients included equity and taxable fixed-income hedge funds, and the Board reviewed the average fee rate and range of fee rates along with the performance fee assessed such clients. The Board reviewed information regarding the different types of services provided to the Fund compared to that provided to other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Fund had sub-advisers, its management fee reflected two components, the fee retained by the Adviser for its services and the fees the Adviser paid to the Sub-Advisers. The Board noted that many of the administrative services provided to support the Fund by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members concluded such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Fund are paid by the Adviser, however, the Board recognized that the Sub-Advisers are affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

50	NUVEEN

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Advisers, the Independent Board Members also considered the profitability of each Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed each Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and each Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management, and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

NUVEEN	51

Annual Investment Management Agreement Approval Process (continued)

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Advisers and that the Sub-Advisers may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized that the Sub-Advisers may benefit from soft dollar arrangements if they do not have to pay for this research out of their own assets, the Board also recognized that any such research may benefit the Fund to the extent it enhances the ability of the Sub-Advisers to manage the Fund.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

52	NUVEEN

Notes

NUVEEN	53

Notes

54	NUVEEN

Notes

NUVEEN	55

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-C-0616D        18669-INV-B-08/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Total Return Strategy Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2016